                                                                    EXHIBIT 10.2

                  AMENDMENT NUMBER TWO TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of June 27, 2003, is entered into among DECKERS OUTDOOR CORPORATION, a Delaware corporation ("Parent"), and UGG Holdings, Inc., a California corporation ("UGG") (collectively, referred to herein as "Borrowers" and individually as a "Borrower"), on the one hand, and COMERICA BANK-CALIFORNIA, a California banking corporation ("Bank"), on the other hand, with reference to the following facts:

         A. Borrowers and Bank previously entered into that certain Amended and Restated Revolving Credit Agreement, dated as of November 25, 2002, as amended by that certain Amendment Number One to Amended and Restated Revolving Credit Agreement, dated as of April 29, 2003 (the "Agreement"); and

         B. Borrowers and Bank desire to further amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

         1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

         2.       Amendments to Section 1.1.

                  (a)      The following new definition is hereby added to
Section 1.1 of the Agreement in appropriate alphabetical order:

                                    "Consolidated Total Liabilities to
                  Consolidated Effective Tangible Net Worth Ratio" means, as of the date of determination, the ratio of (i) Borrowers' consolidated total liabilities, calculated in accordance with GAAP, less Subordinate Debt, to (ii) Consolidated Effective Tangible Net Worth."

                  (b) The definitions of "Overadvance Limit" and\ "Overadvance Period" set forth in Section 1.1 of the Agreement are hereby deleted in their entirety.

                  (c) The definitions of "Borrowing Base," and "Inventory Sublimit" and "Revolving Credit Commitment" set forth in Section 1.1 of the Agreement are hereby amended in their entirety as follows:

                                    "'Borrowing Base' means, as of the date of
                  determination, the lesser of (a) the Revolving Credit Commitment or (b) (i) the Eligible Accounts

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                  times the Applicable A/R Advance Rate, plus (ii) the lesser of
                  (x) 50% of the Eligible Inventory, (y) the Inventory Sublimit, or (z) the aggregate Dollar amount of outstanding Borrowings against Eligible Accounts (provided, that this clause (z) shall not apply during July and August of each year and during any Inventory Sublimit Increase Period); less the amount of outstanding Obligations (other than Obligations in respect of the Term Loan) and less the Foreign Exchange Reserve;
                  provided, however, Bank may reduce the advance rates or create additional reserves against the Eligible Accounts and/or the Eligible Inventory, in its sole and absolute discretion, without declaring an Event of Default if it reasonably determines that there has occurred a Material Adverse Effect."

                                    "'Inventory Sublimit' means (i) during any
                  Inventory Sublimit Increase Period, Ten Million Seven Hundred Fifty Thousand Dollars ($10,750,000), (ii) during the fourth fiscal quarter of Parent of each year, Nine Million Dollars ($9,000,000), and (iii) at all other times, Seven Million Five Hundred Thousand Dollars ($7,500,000)."

                                    "'Revolving Credit Commitment' means
                  Eighteen Million Dollars ($18,000,000) from May 1 through and including October 31 of each year, and Twenty Million Dollars ($20,000,000) at all other times."

         3. Amendment to Section 2.1. Section 2.1 of the Agreement is hereby amended in its entirety as follows:

                                    "2.1     Revolving Loans. Provided that no
                  Event of Default or Unmatured Event of Default has occurred and is continuing, and subject to the other terms and conditions hereof, Bank agrees to make revolving loans ("Revolving Loans") to Borrowers, upon notice in accordance with Section 2.5(b), from the Closing Date up to but not including the Revolving Loans Maturity Date, the proceeds of which shall be used only for the purposes allowed in Section 7.1(a), subject to the following conditions and limitations:

                                             "(a)     the outstanding
                  Obligations (other than Obligations in respect of the Term
                  Loan) after giving effect to any proposed Borrowing shall not exceed the Borrowing Base;

                                             "(b)     Borrowers shall not be
                  permitted to borrow, and Bank shall not be obligated to make, any Revolving Loans to Borrowers, unless and until all of the conditions for a Borrowing set forth in Section 4.2 have been met to the reasonable satisfaction of Bank; and

                                             "(c)     if, at any time or for any
                  reason, the amount of the Obligations exceeds the Borrowing Base (an "Overadvance"), Borrowers shall immediately pay to Bank, upon Bank's election and demand, in cash, the amount of such Overadvance to be used by Bank to repay outstanding Borrowings.

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                                    "Borrowers may repay and, subject to the
                  terms and conditions hereof, reborrow Revolving Loans. All such repayments shall be without penalty or premium except as otherwise required by Section 2.7 with respect to repayments of LIBOR Lending Rate Portions. Borrowers shall give Bank at least three (3) LIBOR Business Days' prior written notice of any repayment of a LIBOR Lending Rate Portion. On the Revolving Loans Maturity Date, Borrowers shall pay to Bank the entire unpaid principal balance of the Revolving Loans together with all accrued but unpaid interest thereon."

         4. Amendment to Section 2.2. Clause (c) of Section 2.2 of the Agreement is hereby amended in its entirety as follows:

                           "(c)     The outstanding Obligations after giving
                  effect to any proposed incurrence of a Currency Obligation by Parent shall not exceed the Borrowing Base;"

         5. Amendment to Section 3.1. Clause (i) of Section 3.1(a) of the Agreement is hereby amended in its entirety as follows:

                                    "(i)     The face amount of the Letter of
                  Credit requested, if and when issued, must not cause the Obligations to exceed the Borrowing Base;"

         6.       Amendments to Section 7.15.

                  (a) Clause (d) of Section 7.15 of the Agreement is hereby amended in its entirety as follows:

                           "(d)    Intentionally Deleted."

                  (b) Clause (f) of Section 7.15 of the Agreement is hereby amended in its entirety as follows:

                           "(f)     Consolidated Effective Tangible Net Worth,
                  measured as of the end of each fiscal quarter of Parent, commencing with the fiscal quarter ending December 31, 2002, at any time to be less than the sum of (i) $18,500,000 plus,
                  (ii) on a cumulative basis, 75% of the Consolidated Net Profit (but in no event less than zero) for each fiscal year, commencing with the fiscal year ending December 31, 2003, minus (iii) on a cumulative basis, any payments made to Peninsula that are permitted to be made pursuant to the terms of the Subordination Agreement (Peninsula), and minus (iv) amount paid to Thatcher by Parent during July 2003 (but in no event more than $3,200,000) to redeem shares of preferred stock issued to Thatcher."

                  (c) A new clause (g) is hereby added to Section 7.15 of the Agreement as follows:

                           "(g)     The Consolidated Total Liabilities to
                  Consolidated Effective Tangible Net Worth Ratio at any time, tested at the end of each fiscal

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                  quarter of Parent, to be greater than the ratio set forth in the table below opposite the applicable fiscal quarter:

--------------------------------------------------------------------------------------------
          FISCAL QUARTER ENDING:                   MAXIMUM CONSOLIDATED TOTAL LIABILITIES TO
                                                   CONSOLIDATED EFFECTIVE TANGIBLE NET WORTH
                                                                    RATIO:
--------------------------------------------------------------------------------------------
                3/31/03                                            1.50:1.0

                6/30/03

                9/30/03

               12/31/03

                1/31/04

                3/31/04

                9/30/04

               12/31/04

--------------------------------------------------------------------------------------------
1/31/05 and each fiscal quarter thereafter                         1.00:1.0
--------------------------------------------------------------------------------------------

         7. Replacement of Exhibit 1.1B. Exhibit 1.1 B attached to the Agreement is hereby replaced with Exhibit 1.1B attached hereto.

         8. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

                  (a) Bank shall have received this Amendment, duly executed by the Borrowers and Bank;

                  (b) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred and be continuing; and

                  (c) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing
Date).

         9. Representations and Warranties. In order to induce Bank to enter into this Amendment, Borrowers hereby represent and warrant to Bank that:

                  (a) No Event of Default or Unmatured Event of Default is continuing;

                  (b) All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

                  (c) This Amendment has been duly executed and delivered by the Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of the Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

         10. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         11. Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

         12. Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

                                          DECKERS OUTDOOR CORPORATION,
                                          a Delaware corporation

                                          By /s/ M. Scott Ash
                                            ____________________________________
                                          Name:  M. Scott Ash
                                          Title: Chief Financial Officer

                                          UGG HOLDINGS, INC.,
                                          a California corporation

                                          By /s/ M. Scott Ash
                                            ____________________________________
                                          Name:  M. Scott Ash
                                          Title: Chief Financial Officer

                                          COMERICA BANK - CALIFORNIA,
                                          a California banking corporation

                                          By: /s/ Jason D. Brown
                                             ___________________________________
                                          Name:  Jason D. Brown
                                          Title: Vice President

                                  Exhibit 1.1B
                                       To
                           Revolving Credit Agreement

                       Form of Borrowing Base Certificate

                           BORROWING BASE CERTIFICATE

To:      Comerica Bank - California
         15303 Ventura Blvd.
         Sherman Oaks, CA 91403
         Attn:    Jason D. Brown

         Initially capitalized terms used but not defined in this Borrowing Base Certificate shall have the meanings given to such terms in the Amended and Restated Credit Agreement.

---------------------------------------------------------------------------------------------------------------
I.            CALCULATION OF ELIGIBLE ACCOUNTS
---------------------------------------------------------------------------------------------------------------
              1.      Face amount of all Accounts:                                               $_____________

              2. (a) Less: Accounts that the Account Debtor has failed to pay within 90 days of invoice date: $____________;

                      (b) Plus: Accounts for Teva(R) ineligible under line 2(a) above with selling terms up to 120 days from invoice date created from November 1 through January 31 of each year that are not past due:
                      $________________

                      (c) Plus: Accounts ineligible under line 2(a) above pre-approved in writing by Bank owing to UGG with selling terms up to 120 days from invoice date that are not unpaid
                      150 days from invoice date:
                      $______________(1)

                      Total lines 2(a), (b) and (c):                                             $_____________

              3.      Less: Accounts owed by an Account Debtor or its Affiliates where
                      25% or more of all Accounts owed by that Account Debtor
                      (or its Affiliates) are deemed ineligible under line (2)
                      above:                                                                     $_____________

              4.      Less: Accounts with respect to which the Account Debtor is an officer, director, shareholder, employee, Affiliate, or agent of
                      any Borrower:                                                              $_____________

---------------------------------------

(1) May not exceed $5,000,000.

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

              5.      Less: Accounts with respect to which goods are placed on
                      consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by
                      the Account Debtor may be conditional:                                     $_____________

              6.      Less: Accounts that are not payable in Dollars or with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any State thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (y) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Bank (as to form, substance, and issuer or domestic confirming bank) that must be directly drawn upon Bank, or (z) the Account is covered by credit insurance in form and amount, and by an insurer, reasonably
                      satisfactory to Bank:                                                      $_____________

              7.      Less: Accounts with respect to which the Account Debtor is either
                      (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which the applicable Borrower has complied, to the reasonable satisfaction of Bank, with the Assignment of Claims Act, 31
                      USC Section 3727), or (ii) any state of the United States (exclusive, however, of (y) Accounts owed by any state that does not have a statutory counterpart to the Assignment of Claims Act, or (z)
                      Accounts owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which the applicable Borrower
                      has complied to Bank's reasonable satisfaction):                           $_____________

              8.      Less: Accounts with respect to which the Account Debtor is a creditor of any Borrower, and either has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to the Account, to the extent of such setoff, dispute or
                      claim:                                                                     $_____________

              9.      Less: Accounts with respect to an Account Debtor whose total obligations owing to any Borrower exceed 20% of all Eligible
                      Accounts, to the extent of the obligations owing by such Account
                      Debtor in excess of such percentage:                                       $_____________

              10.     Less: Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor, or whose credit standing is reasonably unacceptable to Bank and Bank has so
                      notified Borrower:                                                         $_____________


              11.     Less: Accounts the collection of which Bank, in its reasonable credit judgment, believes to be doubtful by reason of the Account
                      Debtor's financial condition:                                              $_____________

              12.     Less: Accounts which are in default or collection:                         $_____________

              13.     Less: Accounts on C.O.D. terms:                                            $_____________

              14.     Less: Accounts with respect to which the goods giving rise to such
                      Account have not been shipped and billed to the Account Debtor, the services giving rise to such Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not
                      represent a final sale:                                                    $_____________

              15.     Less: Accounts that are not subject to a valid and perfected
                      first priority Lien in favor of Bank:                                      $_____________

              16.     Less: Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West
                      Virginia (or any other state that requires a creditor to file a
                      Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state), unless the applicable Borrower has qualified to do business in New Jersey,
                      Minnesota, Indiana, West Virginia, or such other states, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state offices, as

                      appropriate, for the then-current year, or is exempt from such
                      filing requirement:                                                        $_____________

              17.     Less: Accounts that represent progress payments or other advance billings that are due prior to the completion of performance by the
                      applicable Borrower of the subject contract for goods or services:         $_____________

              18.     Total ineligible Accounts (sum of lines 2 through 17):                     $_____________

              19.     Total Eligible Accounts (line 1 minus line 18):                            $_____________

II.           CALCULATION OF ELIGIBLE INVENTORY

              20.     Total Inventory consisting of shoes, footwear and apparel finished goods held for sale in the ordinary course of any Borrower's business located at one of any Borrower's business locations set forth on Schedule 1.1E (or in-transit between any such locations)
                      to the Revolving Credit Agreement, that complies with each of the representations and warranties respecting Eligible Inventory made by Borrowers in the Loan Documents, valued at the lower of cost or market on a basis consistent with Borrowers' historical accounting
                      practices:                                                                 $_____________

              21.     Less: Inventory that a Borrower does not have good, valid, and
                      marketable title thereto:                                                  $_____________

              22.     Less: Inventory not located at one of the locations in the United
                      States set forth on Schedule 1.1E to the Revolving Credit Agreement
                      or in transit from one such location to another such location:             $_____________

              23.     Less: Inventory located on real property leased by a Borrower or in a contract warehouse, in each case, unless it is subject to a
                      Collateral Access Agreement executed by the lessor, warehouseman, or other third party, as the case may be, and unless it is segregated or otherwise separately identifiable from goods of
                      others, if any, stored on the premises:                                    $_____________

              24.     Less: Inventory not subject to a valid and perfected first
                      priority Lien in favor of Bank:                                            $_____________

              25.     Less: Goods returned or rejected by the applicable Borrower's
                      customers:                                                                 $_____________

              26.        Less: Goods that are (x) obsolete or not in the following season's line and more than six (6) months old, (y) restrictive or custom items, work-in-process, or raw materials, or (z) goods that constitute spare parts, packaging and shipping materials, supplies used or consumed in a Borrower's business, bill and hold goods,
                      defective goods, "seconds," or Inventory acquired on consignment:          $_____________

              27.     Total ineligible Inventory (sum of lines 21 through 25):                   $_____________

              28.     Total Eligible Inventory (line 20 minus line 27):                          $_____________

III.          CALCULATION OF BORROWING BASE AND AVAILABILITY

              29.     Availability from Eligible Accounts (____%(2) of line 19):                 $_____________

              30.     (a) 50% of line 28: $_____________

                      (b) the amount of the Inventory Sublimit: $__________,(3)

                      (c) the amount of line 29: $__________(4)

                      Availability from Eligible Inventory (the lesser of lines
                      30(a), (b) or (c)):                                                        $_____________

              31.     Sum of lines 29 and 30:                                                    $_____________

              32.     Revolving Credit Commitment:                                               $   18,000,000

              33.     The lesser of lines 31 and 32:                                             $_____________

---------------------------------------

(2)  Enter the Applicable A/R Advance Rate.

(3) Enter: $10,750,000 during any Inventory Sublimit Increase Period; or $9,000,000 during the fourth fiscal quarter of Parent of each year; or $7,500,000 at all other times.

(4)  Enter "n/a" during any Inventory Sublimit Increase Period.

              34.     Less: the outstanding Obligations in respect of Revolving Loans:           $_____________

              35.     Less: the Foreign Exchange Reserve:                                        $_____________

              36.     Less: other reserves established by Bank:                                  $_____________

              37.     Availability (line 33 minus lines 34, 35 and 36)                           $_____________

         Each of the undersigned hereby represents and warrants to Comerica Bank
- California that the information set forth above is true and correct as of the date set forth hereinbelow, and based upon the information set forth in Borrowers' books and records.

Dated:_______________, 20__

                                      DECKERS OUTDOOR CORPORATION

                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      UGG HOLDINGS, INC.

                                      By________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________